UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 0-21915

Date of Report (Date of Earliest Event Reported): April 9, 2003

COLDWATER CREEK INC.

(Exact name of registrant as specified in its charter)

DELAWARE	82-0419266
(State of other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

ONE COLDWATER CREEK DRIVE, SANDPOINT, IDAHO 83864

(Address of principal executive offices)

(208) 263-2266

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

c)	Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description of Document

99.1	Consolidated Balance Sheets

99.2	Consolidated Statements of Operations and net sales by channel information

Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition”.

Pending the filing of its quarterly reports on Form 10-Q and its Annual Report on Form 10-K for fiscal year 2003, Coldwater Creek Inc. (the “Company”) is hereby voluntarily furnishing to the U.S. Securities and Exchange Commission its fiscal year 2002 quarterly unaudited Consolidated Balance Sheets and unaudited Consolidated Statements of Operations (the “Statements”) as well as unaudited net sales by channel information. The fiscal 2002 Statements and net sales by channel information have been revised to reflect the change in the Company’s fiscal year-end from the Saturday nearest to February 28 to the Saturday nearest to January 31, effective February 1, 2003. The Company announced this change in fiscal year-end on December 18, 2002.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Sandpoint, State of Idaho, on this 9th day of April, 2003

COLDWATER CREEK INC.

By:	/s/ DENNIS PENCE
Chief Executive Officer and Chairman of the Board of Directors

By:	/s/ MELVIN DICK
Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Consolidated Balance Sheets

99.2	Consolidated Statements of Operations and net sales by channel information

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